Lexmark

1st Quarter 2010
Earnings Supplemental Information

LEXMARK

Safe Harbor Statement

The contents of this presentation that are not statements of historical fact are forward-looking statements and involve risks and uncertainties that are discussed in the Safe Harbor section of our earnings releases and SEC filings. Actual results may differ materially from such statements. Lexmark undertakes no obligation to update any forward-looking statements.

Actions to Increase Shareholder Value

- **Expanded and strengthened the product line, advanced solutions and managed print services business, and reduced infrastructure**
  - Revenue and income outperformed the market in 2009
  - Grew branded share in high usage workgroup lasers and $100+ inkjet market in US/EMEA in 2009
  - Announced multi-year managed print services wins with Cummins and BB&T in 1Q
  - Strong 2009 industry recognition continued in 1Q10
  - Drove sustainable reductions in infrastructure and expense. Delivered operating expense reduction of more than $200M[1] in 2009
- **Building on strengths, focused on business customers**
  - Continuing to invest to drive long term initiatives focused on share gains in workgroup laser and business inkjet segments
  - Building on strength of industry workflow solutions and growing managed print services business
  - Focusing inkjet technology on higher-usage business environments while continuing low-end exit
- **Maintaining a strong financial position**
  - More than $1.2B in cash & current marketable securities
  - Generated net cash from operations of more than $400M in 2009 for the 8th consecutive year, generated $146 million in 1Q10

(1) Excluding restructuring-related charges and related project costs

LEXMARK

2009 Industry Performance

Lexmark Performed Better Than The Market

Revenue[(1)]

-18% Industry Average


Canon
-25%
Konica Minolta
-22%
Toshiba TEC
-22%
Kyocera
-20%
Fuji Xerox
-19%
Oki
-17%
Ricoh
-16%
Epson
-16%
Brother
-15%
Lexmark
-14%
HP
-14%
Xerox
-14%

(1) Relevant hardcopy related divisional revenue for CY 2009, except for HP ending 1/31/10. Ricoh, Konica Minolta and Kyocera revenue growth rates were adjusted for one-time benefits from recent acquisitions.

LEXMARK

Gaining Share in High Usage Segments

Branded Workgroup Laser Share*


+2.4 pts
10.6%
13.0%
2008
2009

Gaining Share in Workgroup Laser

Branded US/EMEA Inkjet Market Share > $100


+1.5 pts
5.1%
6.7%
2008
2009

Making Good Progress on the Inkjet Transition

*A4 Workgroup share; WWxJ; A4 Workgroup share includes A4 SF (Mono and Color) and A4 MFP (Mono and Color)
Source: IDC + LXK Internal Analysis

Recent Managed Print Services Wins

- Lexmark and Cummins Inc. announced a multimillion dollar, global MPS agreement for a period of five-and-one-half years. "Cummins conducted an extensive review of output technology and services providers and ultimately chose Lexmark because of the company's deep experience with driving large scale and complex global print management initiatives," said Bruce Smith, director of Computing Services at Cummins. Lexmark has already replaced Cummins' existing fleet of competitor's devices with new Lexmark equipment around the world.
- BB&T Corporation awarded an exclusive, five-year MPS contract to Lexmark. Lexmark was evaluated and selected in a strategic sourcing event from among many other printing and imaging providers. "We selected Lexmark because of the company's thought leadership and the clear experience they have to drive this type of initiative successfully. Lexmark's strong technology offering and competitive pricing make them the right choice for BB&T," said Ken Hernandez of Enterprise Spend Management at BB&T.

Industry Recognition and Awards

1Q 2010

Laser

Better Buys for Business EDITOR'S CHOICE 2010

BUYERS LABORATORY 2010 BLI HIGHLY RECOMMENDED LAB TESTED


E462dtn


T656dne


X864dhe 4

Inkjet

small business summit 2010 Hot Tech Demo 2010 Winner

Small Business Summit Award


Pinnacle Pro901

cnet

CNET editors' rating
Excellent


Impact S305

Interact S605

2009

#1 in U.S. Laser Awards*


38%
11%
9%
7%
LXK
#2
#3
#4

#2 in U.S. Inkjet Awards*


35%
28%
15%
12%
#1
LXK
#3
#4

* Based on internal assessments of leading US technical publications and test laboratories. Laser printers and laser printer-based multifunction devices.

Reducing Infrastructure and Expense

Operating Expense(1)


$1,207M
-17%
$1,004M
2008
2009

Other Segment(1)


$316M
-22%
$245M
2008
2009

Note: Refer to appendix for discussion of Management's use of GAAP and Non-GAAP measures.

(1) Non-GAAP, excludes restructuring-related amounts.

Maintaining Strong Financial Position

- **Long track record of strong cash generation**
  - $402M cash flow from operations generated in 2009
  - 17 consecutive years of positive cash flow from operations
  - 8 consecutive years of more than $400M cash flow from operations
  - Improved cash conversion, very strong 4Q09 and 1Q10 performance

- **Strong liquidity position**
  - $1.2B cash & current marketable securities at quarter end
  - $300M revolver – 3 year agreement
  - $100M A/R facility renewed in Oct. 2009
  - $650M debt maturing in 2013 ($350M) / 2018 ($300M)

LEXMARK

1Q10 Financial Dynamics

- **Results much stronger than anticipated**
  - Demand
  - Revenue and profit in all geographic regions
  - Hardware and supplies

  Exceeded Expectation
- **Strong year on year performance**
  - Revenue grew 10%, largest percentage growth since 2004
    - Laser hardware revenue grew by 27%
    - Strong laser supplies revenue growth
  - Pretax earnings grew 78%
- **Sequential performance well-above historic seasonal trends**
  - Sequential revenue decline of 3% compares to a sequential average decline in 2004 – 2009 of about 10%
  - Grew inkjet supplies revenue for the third consecutive quarter
- **Generated $146M of cash from operation, compared to an $86M use in 1Q09**
  - Generated $104M free cash flow(1), compared to an $154M use last year

(1) Free Cash Flow = Cash flows from operating activities minus purchases of property, plant and equipment plus proceeds from sale of fixed assets

Improving Financial Performance



Revenue (YTY)
+10%
1H09
2H09
1Q10
-8%
-20%



Op. Inc. (YTY)(1)
+68%
+69%
1H09
2H09
1Q10
- 40%

(1) Excluding restructuring-related charges and related project costs

Revenue Trends


PSSD (YTY)
2Q09
-18%
3Q09
-14%
+4%
4Q09
+20%
1Q10


ISD (YTY)
2Q09
-25%
3Q09
-18%
4Q09
-11%
1Q10
-6%

1Q Revenue Compared Last Year

Total revenue of $1.043B grew 10% year to year (grew 6% ex. currency)

- **PSSD revenue of $717M grew by 20%**
  - PSSD hardware revenue grew by 27%
    - PSSD laser unit shipments grew 15%, with laser MFPs, color lasers, and workgroup lasers growing at a significantly greater rate
    - PSSD laser AUR was up 12% driven by a positive shift in the percentage of workgroup products in the mix
- **ISD revenue of $326M declined 6%**
  - ISD hardware revenue declined 2%
    - ISD unit shipments declined 23% with strong growth in higher end inkjets being more than offset by the ongoing decline in low end units reflecting the ongoing transition of the inkjet product line
    - ISD AUR increased 28% driven by a positive shift in the percentage of higher end inkjets in the mix
- **Supplies revenue grew 9% as strong growth in laser supplies was partially offset by an ongoing, but reduced decline in inkjet supplies**
- **Hardware revenue grew 18%**
- **Revenue in the U.S. grew 1%, Europe grew 15%, Other International grew 24%**

LEXMARK

1Q Year to Year Comparison

Revenue by Geography

(Dollars in millions)	2010	2009	% Change
United States	$ 427	$ 422	1%
Europe	405	351	15%
Other International	212	171	24%
Total Revenue(2)	$ 1,043	$ 944	10%



U.S.
Europe
41%
39%
20%
Other International

Segment Revenue

(Dollars in millions)	2010	2009	% Change
PSSD	$ 717	$ 599	20%
ISD	326	345	-6%
Total Revenue(2)	$ 1,043	$ 944	10%



PSSD
69%
31%
ISD

Segment Operating Income

(Dollars in millions)	2010			2009			YTY Comparison	
	GAAP	Restructuring Related (1)	NON GAAP	GAAP	Restructuring Related (1)	NON GAAP	GAAP	NON GAAP
PSSD	$ 149	$ 7	$ 156	$ 93	$ 1	$ 95	60%	65%
ISD	44	5	49	52	3	55	-17%	-12%
Other	(59)	2	(57)	(71)	9	(62)	16%	9%
Total Operating Income(2)	$ 133	$ 15	$ 148	$ 75	$ 13	$ 87	79%	69%

Note: Refer to appendix for discussion of Management's use of GAAP and Non-GAAP measures.

(1) Restructuring-related amounts include 2006, 2007, 2008 and 2009 actions and related project costs.

(2) Totals may not foot due to rounding.

LEXMARK

1Q P&L Compared to Last Year

	1Q10					1Q09				
	Gross Profit	Op Ex	Op Inc	Net Earnings	EPS	Gross Profit	Op Ex	Op Inc	Net Earnings	EPS
GAAP	$385	$251	$133	$95	$1.20	$333	$259	$75	$59	$0.75
	36.9%	24.1%	12.8%			35.3%	27.4%	7.9%		
Restructuring-Related(1)	8	($7)	$15	$11	$0.15	$5	($8)	$13	$11	$0.14
Non-GAAP(1)(2)	$392	$244	$148	$107	$1.35	$338	$251	$87	$70	$0.89
	37.6%	23.4%	14.2%			35.8%	26.6%	9.3%		
YY Change(1)(2)	$54	($6)	$61	$37	$0.46					
YY Chg (Bps)(1)(2)	180	(320)	490							

Note: Refer to appendix for discussion of Management's use of GAAP and Non-GAAP measures.

(1) Restructuring-related amounts include 2006, 2007, 2008 and 2009 actions and related project costs.

(2) Totals may not foot due to rounding.

LEXMARK

Cash Generation / Conversion

Cash From Operating Activities


History
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
Millions
1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009

1Q10

- Net cash provided by operating activities of $146M
- Depreciation / amortization of $46M
- Capital expenditures of $43M
- Since the end of 4Q, A/R increased $16M, inventory decreased $22M and A/P increased $6M
- Cash conversion improved 20 days compared to 1Q09 driven by a 17 day improvement in inventory conversion

2009 Cash Generation Highlights

- $402M net cash provided by operating activities
- 17th consecutive year of positive cash generation
- 8th consecutive year cash of generation above $400M

Cash Conversion Days

	1Q10	4Q09	1Q09	4Q08
Receivables	38	36	40	36
Inventory	46	47	63	51
Payables	71	67	70	65
Cash Conversion	13	16	33	22

LEXMARK

2Q10 Outlook

In the 2nd quarter of 2010, the company expects:

Revenue to increase in the mid- to high-single digit percentage range year on year

Gross profit margin(1)(2) to decline from 37.6% in 1Q10

Operating expense(1)(2) to decline slightly from $244M in 1Q10

Operating income margin(1)(2) to decline from 14.2% in 1Q10

Effective tax rate to be about 23%

GAAP EPS of $0.71 - $0.81

- **EPS of $0.85 - $0.95 excluding approximately $0.14 per share for restructuring-related activities**
- **GAAP EPS were $0.22 in 2Q09, or $0.55 excluding $0.33 per share for restructuring-related activities**

Note: Refer to appendix for discussion of Management's use of GAAP and Non-GAAP measures.

(1) Non-GAAP, excludes restructuring-related amounts.

(2) Based on foreign currency exchange rates as of 3/31/10.

FY10 and Longer-Term Assumptions

FY10 Assumptions

- Revenue up low- to mid-single digits
- OPEX[(1)(2)] down 3%-5% YTY
- Op. Inc. Margin[(1)(2)] up to 150 bps higher YY
- Combined interest income/expense and other expense/income consistent with 2009
- Effective tax rate ~22%
- Capital spending ~$185M
- Depreciation ~$205M
- Pension Funding ~$10M (Cash)

Longer Term Assumptions

- Cash generation primarily driven by net income
- Modest ongoing working capital / cash cycle improvements
- Capital expenditures ~ depreciation
- Cash prioritization - strategic initiatives and share repurchases from excess available U.S. cash

Notes: Refer to appendix for discussion of Management's use of GAAP and Non-GAAP measures.
(1) Non-GAAP, excludes restructuring related amounts. (2) Based on foreign currency exchange rates as of 3/31/10.

Appendix

Key Messages for Investors

Restructuring Summary

2009 Segment Results

2009 GAAP to Non-GAAP Reconciliation Table

2009 Foreign Currency Exposure

Use of GAAP and Non-GAAP measures

Lexmark Overview

- Lexmark is focused on driving long-term value for its shareholders by strategically investing in technology, products and solutions to secure high value product installations and capture profitable supplies and service annuities in document and print intensive distributed printing environments.
- The company's world class laser printer-based solutions and managed print services offerings enable Lexmark to help business customers save money while capturing profitable supplies and service annuities generated from workgroup laser printers and laser multi-function products.
- The company is to continuing to move the deployment of its award winning inkjet technology upstream to build a more productive / higher page generating installed base of business focused products.
- Lexmark has taken actions to further strengthen the company's competitiveness by driving sustainable reductions in fixed infrastructure and improving its overall cost and expense structure.
- Lexmark continues to maintain a conservative capital structure with a solid balance sheet and a long track record of good cash generation, positioning it well to invest in the future and compete effectively.

Restructuring Summary

- The restructuring initiatives are focused on improving the company's operating fundamentals and on better positioning the company to capitalize on long-term growth opportunities

- Pretax charges[(1)]
  - FY 2009 $141M
  - 1Q10 $15M
  - Expected 2Q10 $14M
  - Expected FY 2010 $65M

- Savings[(2)]
  - FY 2009 $132M
  - 1Q10 $55M, $31M above 2009
  - Expected 2Q10 $57M, $24M above 2009

Note:
(1) Restructuring-related charges include 2006, 2007, 2008 and 2009 actions and related project costs.
(2) Restructuring savings include savings from 2007, 2008, and 2009 actions.

LEXMARK

Full Year 2009 Results

Revenue by Geography

(Dollars in millions)	2009	2008	% Change
United States	$ 1,672	$ 1,865	-10%
Europe	1,454	1,743	-17%
Other International	754	921	-18%
Total Revenue(2)	$ 3,880	$ 4,528	-14%



U.S.
Europe
43%
38%
19%
Other International

Segment Revenue

(Dollars in millions)	2009	2008	% Change
PSSD	$ 2,625	$ 2,982	-12%
ISD	1,255	1,547	-19%
Total Revenue(2)	$ 3,880	$ 4,528	-14%



PSSD
68%
32%
ISD

Segment Operating Income

(Dollars in millions)	2009			2008			YTY Comparison	
	GAAP	Restructuring Related (1)	NON GAAP	GAAP	Restructuring Related (1)	NON GAAP	GAAP	NON GAAP
PSSD	$ 379	$ 65	$ 444	$ 497	$ 24	$ 522	-24%	-15%
ISD	114	44	159	137	27	164	-17%	-3%
Other	(278)	32	(245)	(357)	41	(316)	22%	22%
Total Operating Income(2)	$ 216	$ 141	$ 357	$ 277	$ 93	$ 370	-22%	-3%

Note: Refer to appendix for discussion of Management's use of GAAP and Non-GAAP measures.

(1) Restructuring-related amounts include 2006, 2007, 2008 and 2009 actions and related project costs.

(2) Totals may not foot due to rounding.

LEXMARK

GAAP to Non-GAAP Reconciliation Table

	Full Year 2009					Full Year 2008				
	Gross Profit	Op Ex	Op Inc	Net Earnings	EPS	Gross Profit	Op Ex	Op Inc	Net Earnings	EPS
GAAP	$1,310	$1,094	$216	$146	$1.86	$1,535	$1,257	$277	$240	$2.69
	33.8%	28.2%	5.6%			33.9%	27.8%	6.1%		
Restructuring-Related[1]	$51	($90)	$141	$111	$1.40	$42	($50)	$93	$77	$0.86
Non-GAAP[2]	$1,361	$1,004	$357	$256	$3.26	$1,577	$1,207	$370	$317	$3.55
	35.1%	25.9%	9.2%			34.8%	26.7%	8.2%		
YY Change[1][2]	**($216)**	**($203)**	**($13)**	**($60)**	**($0.29)**					
YY Chg (Bps)[1][2]	**30**	**(80)**	**100**							

Note: Refer to appendix for discussion of Management's use of GAAP and Non-GAAP measures.

(1) Restructuring-related amounts include 2006, 2007, 2008 and 2009 actions and related project costs.

(2) Totals may not foot due to rounding.

LEXMARK

Unit Trends, Revenue by Product

Unit Trends

(Millions)	2006	2007	2008	2009
Laser Units	2.1	2.1	1.9	1.5
Inkjet Units	14.7	12.1	6.6	4.2

Revenue by Product

(Dollars in millions)	2008	2009	Change
Laser & Inkjet Printers	$ 1,196.8	$ 938.8	-21.6%
Laser & Inkjet Supplies	3,117.5	2,751.8	-11.7%
Other	214.1	189.3	-11.6%
Total Revenue	$ 4,528.4	$ 3,879.9	-14.3%

LEXMARK

2009 Foreign Currency Exposure

Revenue by Geography


U.S.
43%
38%
19%

Europe: Mostly Euro (75%-80%) and British Pound (10%-15%)

Other International: Primarily Canadian Dollar, Brazilian Real and Australian Dollar

Cost by Currency


USD
~85%
~15%
Non-USD

Non-USD: Primarily Euro (30%-35%), Japanese Yen (20%-25%), Mexican Peso (15%-20%), and Philippine Peso (5%-10%)

Operating Expense by Currency


USD
~68%
~32%

Non-USD: Euro (50%- 55%), and a number of other currencies each representing less than 9% including the Swiss Franc, British Pound, Brazilian Real, Canadian Dollar and Australian Dollar

Other Factors

- Company acts to harmonize supplies prices globally to the U.S. dollar
- Price increases cannot immediately impact laser supplies that are sold under contract (~50% or more at any given point in time)
- Lexmark does not hedge cash flow, but does hedge transaction exposures

LEXMARK

Use of GAAP and Non-GAAP Measures

Management believes that presenting non-GAAP measures is useful because they enhance shareholders' understanding of how management assesses the performance of the Company's businesses. Management uses non-GAAP measures for budgeting purposes, measuring actual results to budgeted projections, and allocating resources. Management uses GAAP and non-GAAP financial performance metrics for employee incentive compensation. Additionally, management reviews the performance of the Company's operating segments based on GAAP and non-GAAP measures which reflect income and expense items which are recurring in nature, and do not include the impact of actions that management believes are not reflective of the ongoing operation of the Company. Management believes the specific identification of and the exclusion of the impacts of the Company's restructuring-related actions improve the shareholders' ability to assess the performance of the Company since the nature, size and amount of the actions taken by the Company can vary from period to period. Additionally, management provides both GAAP and non-GAAP measures to provide shareholders with additional information that shareholders can utilize in their own methods of evaluating the Company's performance. Management compensates for the material limitations associated with the use of non-GAAP financial measures by having specific projects involved with restructuring-related actions approved by management, along with their associated budgeted costs. Subsequently, actual costs associated with these approved restructuring-related programs are monitored and compared to budgeted costs to assure the Company's non-GAAP financial measures only exclude pre-approved restructuring-related costs. Any non-GAAP measures provided by the Company may not be comparable to similar measures of other companies as not all companies calculate these measures in the same manner.

LEXMARK